Nicholas Fixed Income Alternative ETF
Schedule of Investments
July 31, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 59.0%		Par	Value
United States Treasury Note/Bond
3.88%, 01/15/2026		$31,102,000	$31,047,874
4.63%, 10/15/2026		31,102,000	31,284,238
3.88%, 06/15/2028		31,102,000	31,093,496
TOTAL U.S. TREASURY SECURITIES (Cost $93,483,928)			93,425,608

PURCHASED OPTIONS - 1.7%(a)(g)	Notional Amount	Contracts
Call Options - 0.9%			$–
VanEck Semiconductor ETF, Expiration: 09/19/2025; Exercise Price: $300.00 (b)(c)	$46,204,800	1,600	1,324,000

Put Options - 0.8%			$–
ProShares Short VIX Short-Term Futures ETF (b)(c)		–	$–
Expiration: 08/15/2025; Exercise Price: $45.00	10,879,200	2,400	576,000
Expiration: 09/19/2025; Exercise Price: $47.00	11,332,500	2,500	718,750
Total Put Options			1,294,750
TOTAL PURCHASED OPTIONS (Cost $2,628,024)			2,618,750

SHORT-TERM INVESTMENTS - 39.9%
Money Market Funds - 1.3%		Shares
First American Government Obligations Fund - Class X, 4.23%(d)(e)		2,106,588	2,106,588

U.S. Treasury Bills - 38.6%		Par
4.19%, 11/06/2025 (f)		$31,102,000	30,749,819
4.05%, 02/19/2026 (f)		31,102,000	30,391,717
			61,141,536
TOTAL SHORT-TERM INVESTMENTS (Cost $63,273,502)			63,248,124

TOTAL INVESTMENTS - 100.6% (Cost $159,385,454)			159,292,482
Liabilities in Excess of Other Assets - (0.6)%			(962,031)
TOTAL NET ASSETS - 100.0%			$158,330,451
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.
(e)	All or a portion of security has been pledged as collateral for written options. The fair value of assets committed as collateral as of July 31, 2025 is $2,106,588.
(f) (g)	The rate shown is the annualized effective yield as of July 31, 2025. Held in connection with written option contracts. See Schedule of Written Options for further information.

Nicholas Fixed Income Alternative ETF
Schedule of Written Options
July 31, 2025 (Unaudited)

WRITTEN OPTIONS - (1.5)%	Notional Amount	Contracts	Value
Call Options - (1.3)%
VanEck Semiconductor ETF, Expiration: 09/19/2025; Exercise Price: $290.00 (a)(b)	$(46,204,800)	(1,600)	$(2,088,000)

Put Options - (0.2)%
ProShares Short VIX Short-Term Futures ETF (a)(b)		–	$–
Expiration: 08/15/2025; Exercise Price: $40.00	(10,879,200)	(2,400)	(55,200)
Expiration: 09/19/2025; Exercise Price: $42.00	(11,332,500)	(2,500)	(297,500)
Total Put Options			(352,700)
TOTAL WRITTEN OPTIONS (Premiums received $2,720,376)			$(2,440,700)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Nicholas Fixed Income Alternative ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	$–	$93,425,608	$–	$93,425,608
Purchased Options	–	2,618,750	–	2,618,750
Money Market Funds	2,106,588	–	–	2,106,588
U.S. Treasury Bills	–	61,141,536	–	61,141,536
Total Investments	$2,106,588	$157,185,894	$–	$159,292,482

Liabilities:
Investments:
Written Options	$–	$(2,440,700)	$–	$(2,440,700)
Total Investments	$–	$(2,440,700)	$–	$(2,440,700)

Refer to the Schedule of Investments for further disaggregation of investment categories.